Eric Smolenski Building Products 34

BUILDING PRODUCTS I **SEGMENT**

Broad array of market-leading commercial and residential building products primarily sold through distributors. Equity earnings of WAVE and ClarkDietrich joint-ventures reported as part of Building Products EBIT.

Products	FY21 Net Sales	Adj. EBITDA Contribution
 Propane cylinders used in residential and commercial buildings;  Refrigerant, foam & adhesive;  Water solutions	$402.0M	$30.0M
 WAVE ceiling solutions	$185.9M*	$78.9M
 ClarkDietrich metal framing	$223.3M*	$24.6M

*Represents pro-rata share of JV's Net Sales

($ Millions)

Net Sales



$383
$402
$88
$115
FY20
FY21
FY21 Q1
FY22 Q1

Adj. EBITDA*



$121.9
$133.5
$27.1
$52.5
FY20
FY21
FY21 Q1
FY22 Q1

*FY20 Adj. EBITDA excludes $23.1M gain related divestiture of WAVE's foreign operations

35

BUILDING PRODUCTS I MARKET LEADING JVS

WAVE

Leader framing suspension ceiling systems

- 50% owned joint-venture with 29-year operating history
- Strong brand (Armstrong) and distribution
- Worthington's steel buying and processing expertise
- Highly profitable business with consistent earnings growth
- Significant portion of sales to renovation markets
- 6 facilities operating in the U.S.


ACOUSTICAL TILE AND GRID
DRYWALL GRID
AXIOM
ARCHITECTURAL SPECIALTIES

ClarkDietrich

Leader commercial steel framing

- 25% owned joint-venture formed in 2011 through the combination of two established market leaders - ClarkWestern Building Systems and Dietrich Metal Framing
- Building solutions provider for commercial steel framing distributors, contractors, owners and architects offering drywall & structural systems
- 13 facilities operating in the U.S.







MAKERS OF BETTER
36

37 Delivering Essential Building Solutions to Create Better Spaces Building products I portfolio of Essenital Building Solutions Broad Array of Essential Building Solutions Market Leading Positions Well-Know Brands Reputation for Innovation Voice of customer Labor savings Technology

38 Building products I portfolio of Essenital Building Solutions Delivering Essential Building Solutions to Create Better Spaces Broad Array of Essential Building Solutions Market Leading Positions Well-Know Brands Reputation for Innovation Voice of customer Labor savings Technology

39 Building products I portfolio of Essenital Building Solutions Delivering Essential Building Solutions to Create Better Spaces Broad Array of Essential Building Solutions Market Leading Positions Well-Know Brands Reputation for Innovation Voice of customer Labor savings Technology

40 Building products I portfolio of Essenital Building Solutions Delivering Essential Building Solutions to Create Better Spaces Broad Array of Essential Building Solutions Market Leading Positions Well-Know Brands Reputation for Innovation Voice of customer Labor savings Technology

41 Building products I portfolio of Essenital Building Solutions Delivering Essential Building Solutions to Create Better Spaces Broad Array of Essential Building Solutions Market Leading Positions Well-Know Brands Reputation for Innovation Voice of customer Labor savings Technology

Building products I Innovation 42 Making our products “smarter” to enable our customers to operate more efficiently – reducing emissions Ad promoting the SmartLid in LPGas Magazine SmartLid Monitoring Solution Collaborated with Otodata, industry leader in remote monitoring, to develop and launch lid with gas level monitor housed underneath a protective system & heating tank lid Need for real time monitoring of propane fuel levels in tanks identified Enables remote monitoring of propane fuel levels which helps gas marketers to more efficiently deploy propane filling trucks SmartLid provides easy installation, a monitor that’s protected from the elements, and reliable signal strength, which takes this solution a step beyond what currently exists in the market Drives value for customers by providing reliable connectivity to products that have traditionally been offline “[Monitoring] saves us money in the long run, and really helps with routing customers.” - WOR customer in the Pacific Northwest Territory

Doug Cadle WAVE 43

Established in 1860 $937 million in sales 2020 15 plants in North America 2,800 employees Market leader; strongest brand Established in 1955 $3.2 billion sales in fiscal 2021 53 facilities in 7 countries 7,600 employees Leading global diversified metals manufacturing company Established in 1992 29-year-old 50/50 JV leveraging the strength of both partners $343 million in sales in calendar 2020 6 U.S. plants 460 employees North American market leader in ceiling suspension systems and integrated solutions Go to market 44 Building products I WAVE – bringing together the best of both Steel procurement and supply chain management

45 WAVE has a consistent track record of delivering earnings growth through innovating to make the jobs of their customers easier Building products I WAVE: WINNING FORUMLA Net Sales ($M) High margin business 40%+ EBITDA margins

Building products I WAVE: HOW WE WIN – CUSTOMER FOCUS 46 Providing creative solutions to customers to address their need for speed and lower their total cost Pre-Engineered Ceiling Construction Bringing value through our expertise Addressing market challenges with value creating solutions Demand Creation Integrated Time + Labor Savings Solutions Addressing compressed construction schedules Healthy Building Innovation Segment Specific Designs Ceiling solutions to meet air purification needs Required performance for emerging markets

WAVE | DRYWALL CEILING FRAMING Simple Soffit TM 47 The Faster. Easier. Better way to Build Soffits Opportunity: Average 20% of building space is soffits Concentration of soffits in common areas Challenges faced by Contractors: 68% Building soffits require more skill 50% Current skilled labor is hard to find 94% Open to try new framing solutions Simpler handling means less on-site material, storage, and waste Schedule compression save the actual installation time by up to 50% Cost savings up to 50% on the total cost to build Reducing installation time, tools and people required, reducing safety hazards High quality components with benefits of Pre-Fabrication What we did: Notched drywall grid main beam that provides quick, click and go installation technology to create precise soffit for every project. What we Achieved:

Building products I WAVE: HOW WE WIN – CUSTOMIZED SOLUTIONS 48 Providing creative solutions to customers to address their need for speed and lower their total cost Dimensional Flexibility Connected Manufacturing Painting & Coatings Expertise Digitalized controls for superior quality Aligning with changing design trends Growing demand for special dimensions components Specification Strength, Speed to Serve, Reduction of Waste

Building products I WAVE 49

50 Building products I POISED For Future Growth Building Upon Market Leading Positions Focused M&A Cultivation Driving Innovation Delivering Essential Building Solutions to Create Better Spaces

Timo Snoeren Sustainable Energy Solutions 51

SUSTAINABLE ENERGY SOLUTIONS I
THE BANKABLE SUSTAINABLE MOBILITY SOLUTIONS PARTNER

SEGMENT HIGHLIGHTS

> $800B
Global hydrogen market potential (2050)

$3.4B
CNG / RNG / H2 tank market size (2025)

WORTHINGTON

~450K
CNG / H2 passenger cars outfitted to date

~2,230
CNG / H2 buses & trucks outfitted to date

>1 million L
Storage and transport capacity enabled

$135M
FY21 Revenue

$11.6M
Adj. EBITDA

Full-scale provider of all gas-containment solutions: cylinders, systems & components


Type 1
All steel
Type 2
Fiberglass hoop wrap Steel liner
Type 3
Carbon full wrap Aluminium liner
Type 4
Carbon full wrap plastic liner



High-pressure cylinders, bundles and containers for CNG and Hydrogen applications



Onboard fueling systems for CNG and Hydrogen applications (light, medium and heavy-duty vehicles)



Valves, Pressure Regulator, Filters, etc.

Sources: Market&Market, BloombergNEF

52

SUSTAINABLE ENERGY SOLUTIONS I **COMPETITIVE POSITIONING**

Well positioned in the Hydrogen / CNG ecosystem with a full line of pressure vessel storage and transport solutions ranging from T1 to T4 giving our customers a range of options depending on their requirements.

Applications


Hydrogen/CNG
Ecosystem

Main competitive advantages

One-stop shop / turnkey solutions
Full range of storage types (T1 to T4) and components giving our customers a range of options depending on their requirements.

Excellent track record
Global leader in high pressure vessels
100 years of pressure-vessel expertise; 200 years of heavy manufacturing experience.

Trusted customer and partner relationships
In the light- and heavy-duty vehicle markets – working with major OEMs
Tier-1 suppliers for 14 years

Sustainable Products and processes
Cradle2Cradle Product Certifications

Long-term collaborations with international research hubs
HyCenta, Technical University Graz, Montan University Leoben

European Knowledge Base
Component design center, two composite cylinder engineering centers, steel cylinder excellence cluster

MAKERS OF BETTER
53

54 CO2 reduction for new buses & trucks: 15% from 2025 30% from 2030 from 2026 65% of busses & 15% of trucks must be clean CO2 reduction for new cars: 15% by 2025 37.5% by 2030 228 live global hydrogen projects (126 in Europe) $300B in investment through 2030 Sources: European Commission (EU 2019/1242, EU 2019/1161, EU 2019/631) ; Hydrogen Insights 2021 (McKinsey & Companies): Goldman Sachs Sustainable energy solutions I MEGA trends + Market drivers

Hydrogen can decarbonize resistant sectors such as heavy-duty transport and transit as well as many industrial processes Move from geological dependency to technologically driven energy - locally produced hydrogen reduces dependency on fossil fuel imports Hydrogen can store energy produced by renewable sources 24/7 – avoiding “use it or lose it” scenarios From clean to cleaner: CNG began the clean energy transition that will leverage hydrogen for the long term Sustainable energy solutions I Positioned Today for Tomorrow The hydrogen economy is scaling up and will become cost-competitive with fossil fuels soon, and more cost effective in the middle and long term 55

56 Heavy Duty Vehicles Solid track record with IVECO for Type-3 onboard CNG fueling systems Belgian bus maker Van Hool’s supplier for Type-3 onboard H2 fueling systems with PTEC components South America customer place first order for Type-4 behind-cab heavy duty truck onboard fueling systems Leading European, Middle East and Asian coach + bus makers selected WI for top-of-bus Type 3 + 4 onboard H2 fueling systems Sustainable energy solutions I KEY WINS Gas Transport Exclusive supplier of ACE India Container systems for CNG.

SUSTAINABLE ENERGY SOLUTIONS I
GLOBAL STRATEGY / LOCAL IMPLEMENTATION – BLUE DANUBE

Important Projects of Common European Interest (IPCEI) – Blue Danube
Hydrogen produced via wind and LOHC hydrogenation in SE Europe will be transported along the Danube via conventional tanker ships. Distribution over land will take place via H2 Gas compression containment solutions.


GER
PL
UKR
CZE
SVK
MDA
AUT
HUN
ROM
SLO
CRO
SER
BIH
BUL
MNE
KOS
MKD

OUR CONTRIBUTION

30 ft. containment system
with composite cylinders (Type 2-4) for transportation of H2 at 500 BAR. Approved for rail, road, and water

150 containers
Total demand

$87M
Total Potential 2025-2032

Similar IPCEIs developing across the EU

Success in the local Austrian market will provide the foundation for success across the EU.

57

Jeff Klingler Steel Processing 58

Net Sales Steel Processing I Segment 59 High value-add steel processing Broad range of metal products in sheet, coil and strip configurations as well as processing capabilities including cold reduction, specialty coatings, annealing, pickling, slitting and blanking Laser welding solutions Laser welded solutions for lightweight and safety critical components to automotive and other markets. Capability to process steel and aluminum. AGRICULTURE Steel Processing Sales by End-Market FY22 Q1 08/31/21 Largest End Markets Adj. EBITDA ($ Millions) Automotive Construction

60 Focused on reducing risks for our customers to help make their businesses stronger Our Engineering staff offers materials support and innovation with knowledge experts on new steel technologies, grades and testing so customers get the best product available for their needs Consistent quality control across downstream operations of cold reduction, galvanizing, configured blanking, pickling and levelling processes Steel pricing is complex and volatile. We offer pricing solutions to ensure our customers do not put their profit margin at risk due to raw material volatility Supply chain strength –With to the depth of our resources and strength of our expertise we can minimize downstream impacts Value creation – we have proven examples of working with our customers across the board to reduce costs related to materials, supply chains or processes. Steel Processing I Value Added partner to customers

Steel Processing I automotive industry Outlook 61 Auto sales expected to continue at pre-COVID levels through 2023 A portion of 2020 pent-up demand spills into 2022 Average vehicle age passes 12 years Fleet buyers return Builds rise to average of 16.7 million through 2028 Fully restocking inventory due to 2021 shortages expected to extend into 2022 Detroit 3 builds (8 million units) represent 50% share through 2023 Builds of battery electric continue vehicles continues to rise Source: IHS Global and internal WI data Auto builds expected to rise to average of 16.7 million through 2028

Steel Processing I Positioned to support auto production trends 62 Global transition to electric and hybrid vehicles is accelerating and should create additional opportunities Source: IHS Global data North America Europe Greater China Projected vehicle production by propulsion system – 2021 vs. 2030

STEEL PROCESSING I **SHILOH U.S. BLANKLIGHT ACQUISITION**

Complements our laser welding joint-venture, TWB, by adding new capabilities to support the growing demand for tailor welded blanks and light weighting technology

BlankLight is at the forefront of aluminum tailored blanks and an industry leader in curvilinear tailored blanks

- Expands TWB's capabilities adding curvilinear and aluminum welded blanks
- Increases capacity at TWB with the addition of 3 facilities allowing for network optimization
- Adds heavy gauge blanking facility in Bowling Green, KY for steel processing expanding our geographic reach
- Broadens relationships with existing key automotive customers

✓Attractive financial returns

- $105 million purchase price
- $170.5 million in revenue, $20.5 million Adjusted EBITDA (CY20)
- Financed with existing cash


3 TON

63

Becoming a global leader in the Electrical steel market Tempel expands our product offerings adding highly engineered, precision-stamped, electrical steel laminations. The acquisition will immediately make us a market leader in the rapidly growing electrical steel market that includes transformers, machine motors, and electric vehicle motors 64 Market leader in precision engineered electrical steel lamination components for high growth end markets Entry into rapidly growing electrical steel market Key industry trends driving higher growth for electric motors and transformers Enhances existing automotive offerings and will position Tempel to further penetrate growing hybrid and EV markets based on Worthington’s experience and relationships Adds new end-market exposure to the important electricity infrastructure and distribution markets Global manufacturing footprint with 5 facilities to support customer needs Attractive financial returns Purchase price of approximately $255 million cash plus assumption of certain liabilities $377 million in revenue, $35 million adjusted EBITDA excluding estimated inventory holding gains (TTM 09/30/21) Expected to close in December 2021

65 As the world transitions to renewable energy and electric vehicles, demand for electric motors and transformers will grow significantly

66 Net Sales by End-Market (CY 2020) Tempel serves diverse and attractive end-markets which are projected to grow faster than GDP Source: McKinsey & Company Projected Global Growth Through 2025

TEMPEL’S GLOBAL FOOTPRINT ALLOWS IT TO SERVE CUSTOMERS WORLDWIDE Global Operations Global manufacturing capabilities allow Tempel to partner with its customers worldwide and adjust to changing production needs U.S. – Chicago, IL Mexico – Monterrey, Nuevo Leon China – Changzhou, Jiangsu India – Chennai, Tamil Nadu Canada – Burlington, Ontario U.S. – Levittown, PA U.S. – Buena Park, CA Europe 67

Joe Hayek Financial 68

Financial goals 69 increase margins / DECREASE ASSET INTENSITY Reduce earnings volatility Modest leverage / ample liquidity (investment grade) Balanced capital allocation Rigorous capital discipline 69

70 Earnings leverage as consumer products & building products grow *Adjusted for restructuring and non-recurring items and excludes the impact of inventory holding gains/losses. See supplemental data schedules in appendix for reconciliation of adjustments

Earnings leverage as consumer products & building products grow *Adjusted for restructuring and non-recurring items and excludes the impact of inventory holding gains/losses. See supplemental data schedules in appendix for reconciliation of adjustments Adjusted EBITDA Margin % Excluding Inventory gains/losses 71

Solid free cash flow which will benefit when working capital levels normalize Net PPE & Operating Working Capital ($ millions) 72 $1,138 $1,171 $1,072 $1,152 $1,356 Free Cash Flow ($ millions)

Strong capital structure & liquidity Strong balance sheet with investment grade credit ratings and significant liquidity available enables financial flexibility to support strategy and shareholder returns $ Millions Debt Maturity Public Bond 4.30% *Revolving Credit facility undrawn as of 08/31/21 € Private Placement 1.56% € Private Placement 1.82% € Private Placement 1.90% 73 Corporate credit ratings: BBB / Baa3 $500

Balanced Capital allocation strategy 74 Strong cash flows and significant liquidity support balanced approach to capital allocation focused on growth and rewarding shareholders Reinvest in the business to create value and support growth FY2021 CapEx of $82.2 million Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash flow businesses Dividend paid quarterly since becoming a public company in 1968 Eleven consecutive years of dividend increases Opportunistic approach has reduced share count 30% over past 10 years since start of FY 2012 8.3 million shares remaining on authorization Over $3 billion of capital deployed in past 10 years since start of FY2012 ($ millions) Growth Rewarding Shareholders *Information based on financials since FY 2012 through FY 2021

Recent transactions that will improve financial performance and strengthen liquidity 75 Engineered Cabs Nov. 2019 North American Cryogenic Oct. 2020 Oil & Gas Equipment Jan. 2021 Structural Composites Industries Mar. 2021 LPG fuel storage in Poland May 2021 Divested loss-making Engineered Cabs business – Nov. 2019 Divested non-core, loss-making North American Cryogenic assets for proceeds of $21 million – Oct. 2020 Divested non-core, loss-making Oil & Gas Equipment business – Jan. 2021 Divested loss-making Structural Composites Industries business for proceeds of $20 million – Mar. 2021 Divested non-core LPG fuel storage business in Poland for consideration of $6 million – May 2021 Acquired General Tools & Instruments for $115 million – Jan. 2021 Acquired German valve and component company, PTEC Pressure Technology, for $11 million – Jan. 2021 Acquired certain assets of Shiloh Industries U.S. BlankLight business for $105 million – Jun. 2021 General Tools & Instruments for $115 million Jan. 2021 PTEC Pressure Technology, German valve and components, for $11 million Jan. 2021 Shiloh Industries U.S. BlankLight business for $105 million Jun. 2021 Divested Acquired

KEY INVESTMENT HIGHLIGHTS 76 Business segments aligned around diverse and attractive end-markets with market leading positions Actively pursuing growth through innovation, transformation, and acquisitions Multiple new product launches complete and pending 4 acquisitions announced calendar year to date Balanced approach to capital allocation focused on investing for growth and rewarding shareholders Dividend paid since becoming a public company in 1968 Opportunistically reduced share count by 30% over past 10 years Solid free cash flow and ample liquidity to continue executing on strategy Worthington offers an attractive investment opportunity balancing growth and rewarding shareholders

Supplemental Data 77

Consolidated FINANCIAL Results *Adjusted for restructuring and non-recurring items. See supplemental data schedules in appendix for reconciliation of adjustments. 78

Consumer products Financials 79 *excludes restructuring and non-recurring charges.

building products Financials 80 *excludes restructuring and non-recurring charges, includes results from Unconsolidated JV’s WAVE and ClarkDietrich. FY20 Adj EBITDA & EBIT excludes a $23.1M gain for the sale of WAVE’s foreign assets.

Sustainable Energy Solutions Financials 81 *excludes restructuring and non-recurring charges.

STEEL PROCESSING Financials 82 *excludes restructuring and non-recurring charges, includes results from Unconsolidated JV Serviacero

Supplemental Data 83 Adjusted EBITDA / Free Cash Flow

Supplemental Data 84 Consolidated Adjusted EPS *FY2019 reflected a pre-tax restructuring gain of $1 million ($0.01/share). FY2020 reflected a pre-tax restructuring and non-recurring charges of $71 million ($0.98/share). FY2021 reflected pre-tax restructuring charges of $120 million ($1.84/share). 3M FY2021 reflected pre-tax restructuring charges of $61 million ($0.88/share). 3M FY2022 reflected pre-tax restructuring benefits of $6 million ($0.09/share).

Supplemental Data 85 Reconciliation OF ADJUSTED eBit & EBITDA - fy21 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 86 Reconciliation OF ADJUSTED eBit & ebitda - fy20 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 87 Reconciliation OF ADJUSTED eBit & EBITDA – fy22 Q1 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

Supplemental Data 88 Reconciliation OF ADJUSTED eBit & EBITDA – fy21 Q1 *The table above presents summarized financial information for our reportable segments for the periods indicated, as well as a reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit.

89